UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 28, 2004


                          ANGELCITI ENTERTAINMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                          000-30213             52-2043569
  -----------------------------      ---------------          ----------
  (State or other jurisdiction         (Commission          (IRS  Employer
       of  incorporation)             File  Number)       Identification  No.)


       9000 SHERIDAN STREET, SUITE 7, PEMBROKE PINES, FL       33024
       -------------------------------------------------    ----------
          (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (800) 908-9574
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 28, 2004, the Board of Directors of AngelCiti Entertainment, Inc. (the "Company") has approved a dividend of shares held by the Company in Midas Entertainment, Inc. such that each shareholder of the Company will receive one share in Midas Entertainment, Inc. for each share held by such person in the Company. Fractional shares held by any shareholder shall be averaged down the numerical number of shares held without the fraction for the distribution. The record date has been set for shareholders of record on September 22, 2004 at 4 pm EST with a dividend date of September 24, 2004 at 4 pm EST.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ANGELCITI ENTERTAINMENT, INC.
                                  (Registrant)


Date: September 3, 2004                   /s/  George Guttierez
                                          -------------------
                                          George Guttierez